UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2022

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 College Road East, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2022, Ms. Kathleen P. Bloch notified CytoSorbents Corporation (the “Company”) and the Board of Directors (the “Board”) of her decision to retire from her role as Chief Financial Officer of the Company, effective as of March 31, 2023. Ms. Bloch and the Company currently expect to enter into a consulting arrangement under which Ms. Bloch will continue to provide services to the Company in a limited capacity following the effective date of her retirement. Ms. Bloch has also agreed to assist the Company during its transition to a replacement Chief Financial Officer. On October 7, 2022, prior to market open, the Company intends to formally issue a press release announcing Ms. Bloch's retirement, a copy of which is included as Exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans to enter into a consulting arrangement with Ms. Bloch, and are not historical facts and typically are identified by use of terms such as "may," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements in this Current Report on Form 8-K represent management's current judgment and expectations, but actual events could differ materially from those in the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks discussed in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2022, as updated by the risks reported in the Company’s Quarterly Reports on Form 10-Q, and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect the Company’s business. The Company cautions you not to place undue reliance upon any such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, other than as required under the federal securities laws.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated October 7, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2022	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer